Exhibit 31.1

CERTIFICATION

I, Robert McDermott, certify that:

1. I have reviewed this amended annual report on Form 10-K /A of iMedicor, Inc. for the year ended June 30, 2014;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4. As The issuer's certifying officer I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the issuer and have:

a.  designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others, or caused such disclosure controls and procedures to be designed under our supervision, within those entities, particularly during the period in which this year-end report is being prepared;

b. designed such internal control over financial reporting, or caused such control over financial reporting to assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure, controls, and procedures as of the end of the period covered by this report based on such evaluation (the “Evaluation Date”); and

5. The issuer's other certifying officer and I have disclosed, based on our most recent evaluation, of internal control over financial reporting, to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

6. As the registrant’s certifying officer I have indicated in this year-end report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

 /s/ Robert McDermott
Robert McDermott
Chief Executive Officer
(Principal Executive Officer)
Date: April 13, 2016